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                                                               Exhibit 99.1(iii)

                        CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in Registration Statements on Form S-3 (Nos. 333-35501, 333-46043 and 333-93187) of Dominion Resources,
Inc. and Registration Statements on Form S-8 (Nos. 33-62705, 333-02733, 333-25587, 333-18391, 333-49725, 333-69305, 333-78173, 333-87529 and 333-95795)
of Dominion Resources, Inc. of our report dated January 26, 2000, relating to the consolidated financial statements of Consolidated Natural Gas Company which is incorporated by reference in the Current Report on Form 8-K of Dominion Resources, Inc. dated January 28, 2000.

/s/ PriceWaterhouseCoopers LLP

600 Grant Street
Pittsburgh, Pennsylvania
January 31, 2000